Fund JPMorgan Bond Fund
Trade Date 9/3/2008
Issuer Spectra Energy Corp. (SE 7.5% 9/15/2038)
Cusip 84755TAC
Bonds 450,000
Offering Price $99.82
Spread $0.88
Cost $449,186
Dealer Executing Trade Merrill Lynch and Co.
% of Offering  purchased by firm 10.00%
Syndicate Members JPMorgan Securities, Merrill Lynch
& Co, Wachovia Securities Inc, Lazard Capital
markets LLC, SunTrust Robinson Hunphrey, Daiwa
Securities America Inc, KeyBanc Capital Markets,
Mizuho Securities USA Inc.
Fund JPMorgan Bond Fund
Trade Date 9/10/2008
Issuer Federal National Mortgage Association
"Fannie Mae" (FNMA 2.875 10/12/10)
Cusip 31398ATZ
Bonds 12,985,000
Offering Price $99.60
Spread $0.70
Cost $12,932,411
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.73%
Syndicate Members Barclays Capital, Citigroup Global
Markets Inc, JPMorgan Securities, Deutsche Bank
Securities Inc, Goldman Sachs & Co, UBS Securities
LLC.
Fund JPMorgan Bond Fund
Trade Date 11/5/2008
Issuer Altria Group (MO 9.7090% 11/1/2018)
Cusip 02209SAD
Bonds 595,000
Offering Price $99.93
Spread $0.65
Cost $594,589
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.53%
Syndicate Members Citigroup Global Markets Inc,
Goldman Sachs & Co, JPMorgan Securities, Barclays
Capital, Deutsche Bank Securities Inc, HSBC
Securities, Loop Capital Markets LLC, RBS Greenwich
Capital, Scotia Capital Inc, Williams Capital Group
LP
Fund JPMorgan Bond Fund
Trade Date 12/1/2008
Issuer Bank of America Corp. (BAC 3.125%
6/5/2012)
Cusip 06050BAA
Bonds 735,000
Offering Price $99.95
Spread $0.30
Cost $734,625
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.34%
Syndicate Members Banc of America Securities LLC,
Citigroup Global Markets Inc, Deutsche Bank
Securities Inc, Goldman Sachs& Co, HSBC Securities,
JPMorgan Securities, Merrill Lynch & Co, Wells
Fargo, Bank of New York Mellon Corp, Barclays
Capital, Keefe Bruyette & Woods, RBS Greenwich
Capital, SunTrust Robinson Humphrey, UBS Securities
LLC, Cabrera Capital Markets Inc, Loop Capital
Markets LLC
Fund JPMorgan Bond Fund
Trade Date 12/2/2008
Issuer Caterpillar Inc. (CAT 7.90% 12/5/2018)
Cusip 149123BQ
Bonds 300,000
Offering Price 100
Spread $0.48
Cost $299,496.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.33%
Syndicate Members Banc of America Securities Inc,
JPMorgan Securities, BNP Paribas Securities Corp,
Commerzbank Capital Markets Corp, Goldman Sachs &
Co, ING Financial Markets, KBC Financial products,
Lloyds TSB Bank PLC, Mitsubishi UJF Securities, SG
Americas Securities LLC, Standard Chartered Bank
Fund JPMorgan Bond Fund
Trade Date 12/2/2008
Issuer Citigroup Inc (C 2.875% 12/9/2011)
Cusip 17313UAA
Bonds 735,000
Offering Price $99.75
Spread 0
Cost $733,177.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.66%
Syndicate Members Citigroup Global Markets Inc, Banc
of America Securities LLC, Goldman Sachs & Co,
Greenwich Capital Markets Inc, JPMorgan Securities,
Morgan Stanley & Co, Barclays Capital, Blaylock
Roberts Van LLC, BNP Paribas Securities Corp,
Cabera Capital Markets Inc, CastleOak Securities
LP, Credit Suisse Securities USA LLC, Deutsche Bank
Securities Inc, Muriel Siebert & Co Inc, Loop
Capital Markets LLC, RBC Capital Markets, TD
Securities USA LLC, UBS Securities LLC, Williams
Capital Group LLC
Fund JPMorgan Bond Fund
Trade Date 1/7/2009
Issuer Nabors Industries Inc (NBR 9.25%
1/15/2019) 144A
Cusip 629568AS
Bonds 2/3/2557
Offering Price $100.00
Spread $0.60
Cost 239,995
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 4.44%
Syndicate Members Lead Managers:  Citigroup Global
Markets Inc, Deutsche Bank Securities Inc, Goldman
Sachs & Co, UBS Securities LLC
Fund JPMorgan Bond Fund
Trade Date 1/29/2009
Issuer AT&T Inc. (T 5.8% 2/15/2019)
Cusip 00206RAR
Bonds 3/21/4227
Offering Price $99.69
Spread $0.45
Cost 847,357
Dealer Executing Trade Banc of Amerca Securities
% of Offering  purchased by firm 0.33%
Syndicate Members Banc Of America Securities LLC,
Citigroup Global Markets Inc, JPMorgan Securities
Fund JPMorgan Bond Fund
Trade Date 1/29/2009
Issuer Hess Corp (HES 8.125% 2/15/2019)
Cusip 42809HAB
Bonds 1/10/2516
Offering Price $99.68
Spread $0.65
Cost 224,273
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.20%
Syndicate Members Goldman Sachs & Co, JPMorgan
Securities, RBS Greenwich Capital, Banc of America
Securities LLC, BNP Paribas Securities Corp,
Citigroup Global Markets Inc, Mitsubishi UFJ
Securities, Standard Chartered Bank, Williams
Capital Group LP, BBVA Securities Inc, Calyon
Securities USA Inc, Commerzbank Capital Markets
Corp, BND NOR Markets, ING Financial Markets,
Mizuho Securities USA Inc, Scotia Capital Inc,
Wachovia Capital Markets
Fund JPMorgan Bond Fund
Trade Date 2/4/2009
Issuer Novartis Capital Corporation (NOVART
4.125% 2/10/2014)
Cusip 66989HAA
Bonds 435,000
Offering Price $99.90
Spread $0.35
Cost $434,551.95
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.57%
Syndicate Members Banc of America Securities, LLC,
Citigroup Global Markets, Inc., Goldman Sachs  &
Co., JPMorgan Securities, Barclays Capital, Credit
Suisse, UBS Securities
Fund JPMorgan Bond Fund
Trade Date 2/11/2009
Issuer Marathon Oil Corporation (MRO 6.50%
02/15/ 2014)
Cusip 565849AG
Bonds 290,000
Offering Price $99.59
Spread $0.60
Cost $288,796.50
Dealer Executing Trade Morgan and Stanley and
Company
% of Offering  purchased by firm 1.09%
Syndicate Members Banc of America Securities, LLC,
Citigroup Global Markets, Inc.,Deutsche Bank
Securities Inc.,
 JPMorgan Securities, Morgan Stanley, BNP
Paribas Securities Corp., Comerica Securities,
Credit Suisse, Daiwa Securities America, Inc., DnB
NOR Markets, Fifth Third Securities, Inc.,
Greenwich Capital Markets Inc., Mitsubishi UFJ
Securities, Co. Ltd., Mizuho Securities USA Inc.,
Muriel Siebert & Co. Inc., Natcity Investments,
Scotia Capital, Inc., SG America Securities LLC, US
Bancorp
Fund JPMorgan Bond Fund
Trade Date 2/18/2009
Issuer Roche Holdings, Inc. (ROSW 6.00%
03/01/2019) 144A
Cusip 771196AS
Bonds 400,000
Offering Price $98.43
Spread $0.45
Cost $393,712.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0
Syndicate Members Banc of America Securities, LLC,
Banco Satander SA, Barclays Capital, BNP Paribas
Securities Corp., Citigroup Global Markets Inc.,
Credit Suisse Securities USA LLC., Deutsche Bank
Securities Inc., JPMorgan Securities, Mitsubishi
UFJ Securities Internat, Morgan Stanley, UBS
Securities, Inc., Unibanco Securities, Inc.
Fund JPMorgan Bond Fund
Trade Date 2/25/2009
Issuer Nevada Power Company (NVE 7.125% 03/15/
2019)
Cusip 641423BY
Bonds 200,000
Offering Price $99.92
Spread $0.65
Cost $199,834.00
Dealer Executing Trade Wachovia Securities
% of Offering  purchased by firm 1.04%
Syndicate Members JPMorgan Securities, RBS Greenwich
Capital, Wachovia Securities, Inc.
Fund JPMorgan Bond Fund
Trade Date 2/26/2009
Issuer Fannie Mae (FNMA 1.75% 03/23/2011)
Cusip 31398AVQ
Bonds 554500000.00%
Offering Price $99.90
Spread $0.06
Cost $5,539,288.65
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.74%
Syndicate Members Barclays Capital, JPMorgan
Securities, UBS Securities LLC., Banc of America
Securities, LLC, Deutsche Bank Securities Inc.,
Goldman Sachs  & Co.,Williams Capital Group, LP.
Fund JPMorgan Real Return Fund
Trade Date 9/10/2008
Issuer Federal National Mortgage Association
"Fannie Mae" (FNMA 2.875 10/12/10)
Cusip 31398ATZ
Bonds 346500000.00%
Offering Price $99.60
Spread $0.70
Cost $3,450,967
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.73%
Syndicate Members Barclays Capital, Citigroup Global
Markets Inc, JPMorgan Securities, Deutsche Bank
Securities Inc, Goldman Sachs & Co, UBS Securities
LLC.
Fund JPMorgan Strategic Income Fund
Trade Date 1/6/2009
Issuer Freddie Mac (FHLMC 2.5% 1/07/2014)
Cusip 3137EABX
Bonds 2500000.00%
Offering Price $99.44
Spread $0.10
Cost $24,859.25
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.61%
Syndicate Members Barclays Capital, Citigroup Global
Markets Inc, Goldman Sachs, JPMorgan Securities
Fund JPMorgan Strategic Income Fund
Trade Date 2/3/2009
Issuer Fannie Mae (FNMA 2.75% 02/05/2014)
Cusip 31398AVD
Bonds 4000000.00%
Offering Price $99.92
Spread $0.10
Cost $39,968.40
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.62%
Syndicate Members Citigroup Global Markets, Inc.,
Goldman Sachs & Co., JPMorgan Securities, Barclays
Capital, Deutsche Bank Securities Inc., Morgan
Stanley, UBS Securities LLC.
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/5/2008
Issuer Altria Group (MO 9.7090% 11/1/2018)
Cusip 02209SAD
Bonds 50000000.00%
Offering Price $99.93
Spread $0.65
Cost $499,655
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.53%
Syndicate Members Citigroup Global Markets Inc,
Goldman Sachs & Co, JPMorgan Securities, Barclays
Capital, Deutsche Bank Securities Inc, HSBC
Securities, Loop Capital Markets LLC, RBS Greenwich
Capital, Scotia Capital Inc, Williams Capital Group
LP
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 12/2/2008
Issuer Caterpillar Inc. (CAT 7.90% 12/15/2018)
Cusip 149123BQ
Bonds 400,000
Offering Price $99.83
Spread $0.48
Cost $399,328
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.33%
Syndicate Members Banc of America Securities Inc,
JPMorgan Securities, BNP Paribas Securities Corp,
Commerzbank Capital Markets Corp, Goldman Sachs &
Co, ING Financial Markets, KBC Financial products,
Lloyds TSB Bank PLC, Mitsubishi UJF Securities, SG
Americas Securities LLC, Standard Chartered Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 39,820
Issuer Nabors Industries Inc (NBR 9.25%
1/15/2019) 144A
Cusip 629568AS
Bonds $500,000
Offering Price $100.00
Spread $0.60
Cost $499,990.00
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 4.44%
Syndicate Members Citigroup Global Markets Inc,
Deutsche Bank Securities Inc, Goldman Sachs & Co,
UBS Securities LLC, JPMorgan Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/4/2009
Issuer El Paso Corporation (EP 8.25% 02/15/
2016)
Cusip 28336LBT
Bonds $15,000.00
Offering Price $95.54
Spread $1.00
Cost $14,330.25
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.72%
Syndicate Members Citigroup Global Markets, Inc.,
Deutsche Bank Securities Inc., JPMorgan Securities,
Morgan Stanley. Barclays, Credit Suisse, Fortis
Securiites, Scotia Capital Inc., Societe Generale,
UBS Investment Bank/US, UniCredit Capital Markets
Inc., Willams Capital Group LP.
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/9/2009
Issuer CSC Holdings Inc. (CVC 8.625% 02/15/2019
144A)
Cusip 126304AZ
Bonds 10,000
Offering Price $95.20
Spread $2.00
Cost $9,519.60
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.14%
Syndicate Members Banc of America Securities, LLC,
Citigroup Global Markets, Inc., Credit Suisse,
Deutsche Bank Securities Inc., Goldman Sachs  &
Co., JPMorgan Securities, BNP Paribas Securities
Corp., Calyon Securities USA, Inc., Fortis
Securities, Greenwich Capital Markets Inc., ING
Financial Markets, Morgan Stanley & Co. Inc.,
Scotia Capital, Inc., TD Securities USA LLC, US
Bancorp Investments Inc.,
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/10/2009
Issuer Denbury Resources Inc. (DNR 9.75%
03/01/2016)
Cusip 247916AB
Bonds 10,000
Offering Price 93
Spread $2.00
Cost $9,281.60
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.43%
Syndicate Members Banc of America Securities, LLC,
JPMorgan Securities, BBVA Securities Inc., Calyon
Securities USA Inc., Comerica Securities, Fortis
Securities, Keybanc Capital Markets, Scotia Capital
Inc., US Bancorp Investment Inc., Wachovia Capital
Markets, Wedbush Morgan Securities, Inc.
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/11/2009
Issuer Forest Oil Corporation (FST
8.50%02/15/2014) 144A
Cusip 346091BC
Bonds 5/18/1927
Offering Price $95.15
Spread $1.95
Cost 9,515
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.24%
Syndicate Members Banc of America Securities, LLC,
Credit Suisse, Deutsche Bank Securities Inc.,
JPMorgan Securities Chase & Co., Wachovia
Securities Inc., BNP Paribas, Scotia Capital Inc.,
TD Securities.
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/11/2009
Issuer HCA Inc (HCA 9.875% 02/15/2017) 144A
Cusip 404119BB
Bonds 10,000
Offering Price $96.67
Spread $2.13
Cost $9,667.30
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0
Syndicate Members Banc of America Securities, LLC,
Citigroup Global Markets, Inc., JPMorgan
Securities, Wachovia Securities Inc., Barclays
Capital, Credit Suisse,Deutsche Bank Securities
Inc., Goldman Sachs  & Co., KKR Capital Markets,
LLC.
Fund JPMorgan Total Return Fund
Trade Date 9/3/2008
Issuer Spectra Energy Corp. (SE 7.5% 9/15/2038)
Cusip 84755TAC
Bonds 1,030,000
Offering Price $99.82
Spread $0.88
Cost $1,028,136
Dealer Executing Trade Merrill Lynch and Co.
% of Offering  purchased by firm 10.00%
Syndicate Members JPMorgan Securities, Merrill Lynch
& Co, Wachovia Securities Inc, Lazard Capital
markets LLC, SunTrust Robinson Hunphrey, Daiwa
Securities America Inc, KeyBanc Capital Markets,
Mizuho Securities USA Inc.
Fund JPMorgan Total Return Fund
Trade Date 9/10/2008
Issuer Federal National Mortgage Association
"Fannie Mae" (FNMA 2.875 10/12/10)
Cusip 31398ATZ
Bonds 2985000000.00%
Offering Price $99.60
Spread $0.70
Cost $29,729,108
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.73%
Syndicate Members Barclays Capital, Citigroup Global
Markets Inc, JPMorgan Securities, Deutsche Bank
Securities Inc, Goldman Sachs & Co, UBS Securities
LLC.
Fund JPMorgan Total Return Fund
Trade Date 10/23/2008
Issuer National Rural Utilities Cooperative
Finance Corporation (NRUC 10.375% 11/1/2018)
Cusip 637432LR
Bonds 137000000.00%
Offering Price $99.24
Spread $0.65
Cost $1,359,547
Dealer Executing Trade Deutsche Bank Alex Brown
Inc.
% of Offering  purchased by firm 1.15%
Syndicate Members Deutsche Bank Securities Inc,
JPMorgan Securities, Merrill Lynch & Co, RBS
Greenwich Capital, Keybanc Capital Markets, Lazard
Capital Markets LLC, Mizuho Securities USA,
Suntrust Capital Markets, US Bancorp Investments
Inc
Fund JPMorgan Total Return Fund
Trade Date 11/5/2008
Issuer Altria Group (MO 9.7090% 11/1/2018)
Cusip 02209SAD
Bonds 264000000.00%
Offering Price $99.93
Spread $0.65
Cost $2,638,178
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.53%
Syndicate Members Citigroup Global Markets Inc,
Goldman Sachs & Co, JPMorgan Securities, Barclays
Capital, Deutsche Bank Securities Inc, HSBC
Securities, Loop Capital Markets LLC, RBS Greenwich
Capital, Scotia Capital Inc, Williams Capital Group
LP
Fund JPMorgan Total Return Fund
Trade Date 11/12/2008
Issuer AT&T Corporation (T 6.7% 11/15/2013)
Cusip 00206RAP
Bonds 323000000.00%
Offering Price $99.83
Spread $0.35
Cost $3,224,477
Dealer Executing Trade Wachovia Securities
% of Offering  purchased by firm 1.61%
Syndicate Members Credit Suisse, JPMorgan
Securities, RBS Greenwich Capital, Wachovia
Securities Inc, CastleOak Securities LP, Loop
Capital Markets LLC, Mitsubishi UFJ Securities,
Samuel A Ramirez & Co.
Fund JPMorgan Total Return Fund
Trade Date 11/25/2008
Issuer Burlington North Santa Fe (BNI 7.0%
2/1/2014)
Cusip 12189TBB
Bonds 218500000.00%
Offering Price $99.98
Spread $0.60
Cost $2,184,629
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 3.63%
Syndicate Members Citigroup Global Markets Inc,
Goldman Sachs & Co, JPMorgan Securities, Bank Of
New York Mellon Corp, BNP Paribas Securities Corp,
US Bancorp Investments, Utendahl Capital Partners
LP.
Fund JPMorgan Total Return Fund
Trade Date 12/1/2008
Issuer Bank of America Corp. (BAC 3.125%
6/15/2012)
Cusip 06050BAA
Bonds 333500000.00%
Offering Price $99.95
Spread $0.30
Cost $3,333,299
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.34%
Syndicate Members Banc of America Securities LLC,
Citigroup Global Markets Inc, Deutsche Bank
Securities Inc, Goldman Sachs& Co, HSBC Securities,
JPMorgan Securities, Merrill Lynch & Co, Wells
Fargo, Bank of New York Mellon Corp, Barclays
Capital, Keefe Bruyette & Woods, RBS Greenwich
Capital, SunTrust Robinson Humphrey, UBS Securities
LLC, Cabrera Capital Markets Inc, Loop Capital
Markets LLC
Fund JPMorgan Total Return Fund
Trade Date 12/2/2008
Issuer Caterpillar Inc. (CAT 7.90% 12/15/2018)
Cusip 149123BQ
Bonds 140000000.00%
Offering Price $99.83
Spread $0.48
Cost $1,397,648
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.33%
Syndicate Members Banc of America Securities Inc,
JPMorgan Securities, BNP Paribas Securities Corp,
Commerzbank Capital Markets Corp, Goldman Sachs &
Co, ING Financial Markets, KBC Financial products,
Lloyds TSB Bank PLC, Mitsubishi UJF Securities, SG
Americas Securities LLC, Standard Chartered Bank
Fund JPMorgan Total Return Fund
Trade Date 12/2/2008
Issuer Citigroup Inc (C 2.875% 12/9/2011)
Cusip 17313UAA
Bonds 333500000.00%
Offering Price $99.75
Spread $0.25
Cost $3,326,729
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.66%
Syndicate Members Citigroup Global Markets Inc, Banc
of America Securities LLC, Goldman Sachs & Co,
Greenwich Capital Markets Inc, JPMorgan Securities,
Morgan Stanley & Co, Barclays Capital, Blaylock
Roberts Van LLC, BNP Paribas Securities Corp,
Cabera Capital Markets Inc, CastleOak Securities
LP, Credit Suisse Securities USA LLC, Deutsche Bank
Securities Inc, Muriel Siebert & Co Inc, Loop
Capital Markets LLC, RBC Capital Markets, TD
Securities USA LLC, UBS Securities LLC, Williams
Capital Group LLC
Fund JPMorgan Total Return Fund
Trade Date 1/7/2009
Issuer Nabors Industries Inc (NBR 9.25%
1/15/2019) 144A
Cusip 629568AS
Bonds 1,100,000
Offering Price $100.00
Spread $0.60
Cost $1,099,978.00
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 4.44%
Syndicate Members Citigroup Global Markets Inc,
Deutsche Bank Securities Inc, Goldman Sachs & Co,
UBS Securities LLC, JPMorgan Securities
Fund JPMorgan Total Return Fund
Trade Date 39,842
Issuer AT&T Inc. (T 5.8% 2/15/2019)
Cusip 00206RAR
Bonds $1,935,000
Offering Price $99.69
Spread $0.45
Cost $1,928,982.15
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.33%
Syndicate Members Banc Of America Securities LLC,
Citigroup Global Markets Inc, JPMorgan Securities
Fund JPMorgan Total Return Fund
Trade Date 1/29/2009
Issuer Hess Corp (HES 8.125% 2/15/2019)
Cusip 42809HAB
Bonds $1,065,000.00
Offering Price $99.68
Spread $0.65
Cost $1,061,560.05
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.20%
Syndicate Members Goldman Sachs & Co, JPMorgan
Securities, RBS Greenwich Capital, Banc of America
Securities LLC, BNP Paribas Securities Corp,
Citigroup Global Markets Inc, Mitsubishi UFJ
Securities, Standard Chartered Bank, Williams
Capital Group LP, BBVA Securities Inc, Calyon
Securities USA Inc, Commerzbank Capital Markets
Corp, BND NOR Markets, ING Financial Markets,
Mizuho Securities USA Inc, Scotia Capital Inc,
Wachovia Capital Markets
Fund JPMorgan Total Return Fund
Trade Date 2/3/2009
Issuer Fannie Mae (FNMA 2.75% 02/05/2014)
Cusip 31398AVD
Bonds $185,000.00
Offering Price $99.92
Spread $0.10
Cost $184,853.85
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.62%
Syndicate Members Citigroup Global Markets, Inc.,
Goldman Sachs & Co., JPMorgan Securities, Barclays
Capital, Deutsche Bank Securities Inc., Morgan
Stanley, UBS Securities LLC.
Fund JPMorgan Total Return Fund
Trade Date 2/4/2009
Issuer El Paso Corporation (EP 8.25% 02/15/
2016)
Cusip 28336LBT
Bonds $200,000.00
Offering Price $95.54
Spread $1.00
Cost $191,070.00
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.72%
Syndicate Members Citigroup Global Markets, Inc.,
Deutsche Bank Securities Inc., JPMorgan Securities,
Morgan Stanley. Barclays, Credit Suisse, Fortis
Securiites, Scotia Capital Inc., Societe Generale,
UBS Investment Bank/US, UniCredit Capital Markets
Inc., Willams Capital Group LP.
Fund JPMorgan Total Return Fund
Trade Date 2/4/2009
Issuer Novartis Capital Corporation (NOVART
4.125% 2/10/2014)
Cusip 66989HAA
Bonds $2,240,000.00
Offering Price $99.90
Spread $0.35
Cost $2,237,692.80
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.57%
Syndicate Members Banc of America Securities, LLC,
Citigroup Global Markets, Inc., Goldman Sachs  &
Co., JPMorgan Securities, Barclays Capital, Credit
Suisse, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 2/9/2009
Issuer CSC Holdings Inc. (CVC 8.625% 02/15/2019
144A)
Cusip 126304AZ
Bonds $50,000.00
Offering Price $95.20
Spread $2.00
Cost $47,598.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.14%
Syndicate Members Banc of America Securities, LLC,
Citigroup Global Markets, Inc., Credit Suisse,
Deutsche Bank Securities Inc., Goldman Sachs  &
Co., JPMorgan Securities, BNP Paribas Securities
Corp., Calyon Securities USA, Inc., Fortis
Securities, Greenwich Capital Markets Inc., ING
Financial Markets, Morgan Stanley & Co. Inc.,
Scotia Capital, Inc., TD Securities USA LLC, US
Bancorp Investments Inc.,
Fund JPMorgan Total Return Fund
Trade Date 2/11/2009
Issuer Forest Oil Corporation (FST
8.50%02/15/2014) 144A
Cusip 346091BC
Bonds $60,000.00
Offering Price $95.15
Spread $1.95
Cost $57,090.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.24%
Syndicate Members Banc of America Securities, LLC,
Credit Suisse, Deutsche Bank Securities Inc.,
JPMorgan Securities Chase & Co., Wachovia
Securities Inc., BNP Paribas, Scotia Capital Inc.,
TD Securities.
Fund JPMorgan Total Return Fund
Trade Date 2/11/2009
Issuer HCA Inc (HCA 9.875% 02/15/2017) 144A
Cusip 404119BB
Bonds $60,000.00
Offering Price $96.67
Spread $2.13
Cost $58,003.80
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.49%
Syndicate Members Banc of America Securities, LLC,
Citigroup Global Markets, Inc., JPMorgan
Securities, Wachovia Securities Inc., Barclays
Capital, Credit Suisse,Deutsche Bank Securities
Inc., Goldman Sachs  & Co., KKR Capital Markets,
LLC.
Fund JPMorgan Total Return Fund
Trade Date 2/18/2009
Issuer Freddie Mac (FHLMC 2.125% 03/23/2012)
Cusip 3137EABY
Bonds 37,080,000
Offering Price $99.64
Spread $0.08
Cost $36,945,028.80
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.73%
Syndicate Members JPMorgan Securities, Morgan
Stanley, UBS Securities Ltd.
Fund JPMorgan Total Return Fund
Trade Date 2/18/2009
Issuer Roche Holdings, Inc. (ROSW 6.00%
03/01/2019) 144A
Cusip 771196AS
Bonds 2,060,000
Offering Price $98.43
Spread $0.45
Cost $2,027,616.80
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.23%
Syndicate Members Banc of America Securities, LLC,
Banco Satander SA, Barclays Capital, BNP Paribas
Securities Corp., Citigroup Global Markets Inc.,
Credit Suisse Securities USA LLC., Deutsche Bank
Securities Inc., JPMorgan Securities, Mitsubishi
UFJ Securities Internat, Morgan Stanley, UBS
Securities, Inc., Unibanco Securities, Inc.
Fund JPMorgan Total Return Fund
Trade Date 2/25/2009
Issuer Nevada Power Company (NVE 7.125% 03/15/
2019)
Cusip 641423BY
Bonds 1,010,000
Offering Price $99.92
Spread $0.65
Cost $1,009,161.70
Dealer Executing Trade Wachovia Securities
% of Offering  purchased by firm 1.04%
Syndicate Members JPMorgan Securities, RBS Greenwich
Capital, Wachovia Securities, Inc.
Fund JPMorgan Total Return Fund
Trade Date 2/26/2009
Issuer Fannie Mae (FNMA 1.75% 03/23/2011)
Cusip 31398AVQ
Bonds 44,525,000
Offering Price $99.90
Spread $0.06
Cost $44,479,139.25
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.74%
Syndicate Members Barclays Capital, JPMorgan
Securities, UBS Securities LLC., Banc of America
Securities, LLC, Deutsche Bank Securities Inc.,
Goldman Sachs  & Co.,Williams Capital Group, LP.
Fund JPMorgan Total Return Fund
Trade Date 2/10/2009
Issuer Denbury Resources Inc. (DNR 9.75%
03/01/2016)
Cusip 247916AB
Bonds 50,000
Offering Price 93
Spread $2.00
Cost $46,408.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.43%
Syndicate Members Banc of America Securities, LLC,
JPMorgan Securities, BBVA Securities Inc., Calyon
Securities USA Inc., Comerica Securities, Fortis
Securities, Keybanc Capital Markets, Scotia Capital
Inc., US Bancorp Investment Inc., Wachovia Capital
Markets, Wedbush Morgan Securities, Inc.
Fund JPMorgan Total Return Fund
Trade Date 2/11/2009
Issuer Marathon Oil Corporation (MRO 6.50%
02/15/ 2014)
Cusip 565849AG
Bonds 1,490,000
Offering Price 100
Spread $0.60
Cost $1,483,816.50
Dealer Executing Trade Morgan and Stanley and
Company
% of Offering  purchased by firm 1.09%
Syndicate Members Banc of America Securities, LLC,
Citigroup Global Markets, Inc., Deutsche Bank
Securities Inc., JPMorgan Securities, Morgan
Stanley, BNP Paribas Securities Corp., Comerica
Securities, Credit Suisse, Daiwa Securities
America, Inc., DnB NOR Markets, Fifth Third
Securities, Inc., Greenwich Capital Markets Inc.,
Mitsubishi UFJ Securities, Co. Ltd., Mizuho
Securities USA Inc., Muriel Siebert & Co. Inc.,
Natcity Investments, Scotia Capital, Inc., SG
America Securities LLC, US Bancorp
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 9/5/2008
Issuer Massachusetts St. Cons-Series A (MAS
5.00% 8/01/2022)
Cusip 57582PLJ
Bonds 6,000,000
Offering Price 106
Spread $0.05
Cost $638,988,000.00
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 0.92%
Syndicate Members Fidelity Capital Markets, Goldman
Sachs & Co, JPMorgan Securities, Lehman Brothers
Inc, Merrill Lynch & Co, Bank of America Securities
LLC, Cabrera Capital Markets Inc, Corby Capital
Markets, Depfa First Albany Securities, Eastern
Bank Invetsments, Finacorp Securities, Loop Capital
Markets LLC, M.R. Beal & Co, Melvin & Co LLC,
Morgan Keegan & Co, RBC Dain Rauscher, Samuel A.
Ramirez & Co, Raymond James Investments, Southwest
Securities Inc, Sovereign Securities, Wachovia
Capital Markets, Citigroup Global Markets
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 9/9/2008
Issuer Texas St. Trans Comm. Hwy (TXSTRN 5.00%
4/01/2023)
Cusip 88283LEN
Bonds 10,000,000
Offering Price $105.14
Spread 0
Cost $1,051,380,000.00
Dealer Executing Trade Morgan Stanley & Company Inc
% of Offering  purchased by firm 0.81%
Syndicate Members George K Baum & Co, JPMorgan
Securities, Samuel A. Ramirez & Co,  Morgan Stanley
& Co Inc
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 10/23/2008
Issuer Glendale AZ Western Loop-Series A
(GLEFAC 7.00% 7/01/2028)
Cusip 378343AJ
Bonds 10,250,000
Offering Price $103.04
Spread $0.33
Cost $1,056,108,750
Dealer Executing Trade Wachovia Capital Markets
Bank N.A.
% of Offering  purchased by firm 5.13%
Syndicate Members JPMorgan Securities, Merrill Lynch
& Co, Siebert Brandford Shank & Co LLC, Wachovia
Capital Markets
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 10/23/2008
Issuer Glendale AZ Western Loop -Series A
(GLEFAC 7.00% 7/01/2033)
Cusip 378343AK
Bonds 5,000,000
Offering Price $102.59
Spread $0.33
Cost $512,965,000
Dealer Executing Trade Wachovia Capital Markets
Bank N.A.
% of Offering  purchased by firm 7.01%
Syndicate Members JPMorgan Securities, Merrill Lynch
& Co, Siebert Brandford Shank & Co LLC, Wachovia
Capital Markets
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 10/23/2008
Issuer Glendale AZ Western Loop-Series A
(GLEFAC 7.00% 7/01/2028)
Cusip 378343AL
Bonds 500000000.00%
Offering Price $96.85
Spread $0.33
Cost $484,230,000
Dealer Executing Trade Wachovia Capital Markets
Bank N.A.
% of Offering  purchased by firm 10.01%
Syndicate Members JPMorgan Securities, Merrill Lynch
& Co, Siebert Brandford Shank & Co LLC, Wachovia
Capital Markets
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 10/23/2008
Issuer New York NY City Municipal Water Finance
Authority-Series A (NYCUTL 5.75% 6/15/2040)
Cusip 64972FXS
Bonds 4,000,000
Offering Price $97.85
Spread $0.67
Cost $391,412,000
Dealer Executing Trade M.R. Beal and Company
% of Offering  purchased by firm 1.68%
Syndicate Members Depfa First Albany Securities,
Merrill Lynch & Co, Siebert Brandford Shank & Co
LLC, Bank of America Securities LLC, Barclays
Capital Markets, Citigroup Global Markets, Goldman
Sachs & Co, JPMorgan Securities, Loop Capital
Markets LLC, Morgan Stanley & Co Inc, Raymond James
Investments, Wachovia Capital Markets, Piper
Jaffray & Co, Prager McCarthy & Sealy Investments
Inc, RBC Dain Rauscher, Roosevelt & Cross Inc, MR
Beal & Co
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 39,758
Issuer Harris County Texas Health Facilities
(HARMED 7.2% 12/01/2028)
Cusip 414152SP
Bonds $5,000,000
Offering Price $100.00
Spread $0.96
Cost $500,000,000
Dealer Executing Trade RBC Dain Rauscher (Fixed
Income)
% of Offering  purchased by firm 4.46%
Syndicate Members JPMorgan Securities, Siebert
Brandford Shank & Co LLC, RBC Dain Rauscher
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/6/2008
Issuer Harris County Texas Health Facilities
(HARMED 7.2% 12/01/2029)
Cusip 414152SV
Bonds $7,345,000.00
Offering Price $100
Spread $0.96
Cost $734,500,000
Dealer Executing Trade RBC Dain Rauscher (Fixed
Income)
% of Offering  purchased by firm 3.24%
Syndicate Members JPMorgan Securities, Siebert
Brandford Shank & Co LLC, RBC Dain Rauscher
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/6/2008
Issuer New York St Urban Development Corp
(NYSDEV 5.375% 1/01/2021)
Cusip 650035PD
Bonds $1,500,000.00
Offering Price $99.16
Spread $1
Cost $148,741,500
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.22%
Syndicate Members Citigroup Global Markets, Goldman
Sachs & Co, JPMorgan Securities, Morgan Stanley &
Co Inc, Depfa First Albany Securities, KeyBanc
Capital Markets, Loop Capital Markets LLC, M.R.
Beal & Co, Prager McCarthy & Sealy Investments Inc,
Samuel A. Ramirez & Co, Raymond James Investments,
RBC Dain Rauscher, Roosevelt & Cross Inc, Wachovia
Capital Markets, Siebert Brandford Shank & Co LLC,
Bank Of America Securities LLC, Merrill Lynch & Co
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/7/2008
Issuer Los Angeles CA Water & Power (LOSPWR
5.25% 7/01/2038)
Cusip 544495PU
Bonds 2,500,000
Offering Price 96
Spread $0.60
Cost $239,845,000.00
Dealer Executing Trade Siebert  Brandford  Shank &
Co.  LLC
% of Offering  purchased by firm 1.36%
Syndicate Members Citigroup Global Markets, De La
Rosa & Co, Goldman Sachs & Co, JPMorgan Securities,
Morgan Stanley & Co Inc, Backstrom McCarley Berry &
Co, Samuel A. Ramirez & Co, Siebert Brandford Shank
& Co LLC
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/14/2008
Issuer Arizona School Facilities Board (AZSEDU
5.00% 9/01/2012)
Cusip 04057PGW
Bonds 29,180,000
Offering Price $104.67
Spread 0
Cost $3,054,241,420.00
Dealer Executing Trade RBC Dain Rauscher (Fixed
Income)
% of Offering  purchased by firm 5.07%
Syndicate Members JPMorgan Securities, Citigroup
Global Markets, Merrill Lynch & Co, Samuel A.
Ramirez & Co, Wachovia Capital Markets, RBC Dain
Rauscher
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/14/2008
Issuer Arizona School Facilities Board (AZSEDU
5.75% 9/01/2018)
Cusip 04057PHH
Bonds  15,000,000.00
Offering Price $106.61
Spread $0.41
Cost 1,599,090,000
Dealer Executing Trade RBC Dain Rauscher (Fixed
Income)
% of Offering  purchased by firm 2.59%
Syndicate Members JPMorgan Securities, Citigroup
Global Markets, Merrill Lynch & Co, Samuel A.
Ramirez & Co, Wachovia Capital Markets, RBC Dain
Rauscher
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 12/23/2008
Issuer New York St Transportation Authority
(NYSTRN 5.25% 3/15/2019)
Cusip 650028PA
Bonds 12,000,000
Offering Price $108.81
Spread $0.50
Cost $1,305,756,000
Dealer Executing Trade Siebert  Brandford  Shank &
Co.  LLC
% of Offering  purchased by firm 0
Syndicate Members Merrill Lynch & Co, Bank of
America Securities LLC, Lehman Brothers Inc,
Raymond James Investments, Citigroup Global
Markets, Depfa First Albany Securities, JPMorgan
Securities, RBC Dain Rauscher, Roosevelt & Cross
Inc, Siebert Brandford Shank & Co LLC, Loop Capital
Markets LLC.
Fund JPMorgan New York Tax Free Bond Fund
Trade Date 9/24/2008
Issuer City of New York General Obligation
Bonds 2009 B-1 (NYC 5.25% 9/01/2025)
Cusip 64966HBE
Bonds 2,000,000
Offering Price $99.16
Spread $0.68
Cost $198,320,000
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.19%
Syndicate Members Citigroup Global Markets, Goldman
Sachs & Co, Bank of America Securities LLC, Depfa
First Albany Securities, JPMorgan Securities, Loop
Capital Markets LLC, M.R. Beal & Co, Morgan Stanley
& Co Inc, Prager McCarthy & Sealy Investments Inc,
Samuel A. Ramirez & Co, Roosevelt & Cross Inc,
Siebert Brandford Shank & Co LLC, Wachovia Capital
Markets, Jackson Securities, Raymond James
Investments, RBC Dain Rauscher, Stifel Nicolaus &
Co, Southwest Securities Inc
Fund JPMorgan New York Tax Free Bond Fund
Trade Date 11/17/2008
Issuer New York St Dormitory Authority-Series B
(NYSHGR 5.00% 3/15/2020)
Cusip 649902SH
Bonds 200000000.00%
Offering Price $103.25
Spread $0.61
Cost $206,492,000
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.26%
Syndicate Members Samuel A. Ramirez & Co, Siebert
Brandford Shank & Co LLC, Bank of America
Securities LLC, Citigroup Global Markets, Goldman
Sachs & Co, Janney Montgomery Scott LLC, JPMorgan
Securities, Merrill Lynch & Co, Piper Jaffray & Co,
Raymond James Investments, RBC Dain Rauscher,
Southwest Securities Inc, Morgan Stanley & Co
Fund JPMorgan California Tax Free Bond Fund
Trade Date 1/14/2009
Issuer San Diego Facilities Financing Ref
Series A (5.000% 8/1/2021)
Cusip 79730CCR
Bonds 1,000,000
Offering Price $105.41
Spread $0.72
Cost $105,414,000
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.64%
Syndicate Members JPMorgan Securities, Estrada
Hinoj, Samuel A. Ramirez & Co Inc, Siebert
Brandford  Shank & Co.  LLC, Morgan Stanley
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 39,822
Issuer New York State Urban Development (5.000%
12/15/ 2017)
Cusip 650035PY
Bonds $1,000,000
Offering Price $111.64
Spread $0.55
Cost $111,644,000
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 0.21%
Syndicate Members Bank of America, Goldman Sachs,
JPMorgan Securities, DEPFA First Albany,
 KeyBanc Capital Markets Inc, MR Beal & Co,
Prager, Samuel A. Ramirez & Co Inc, Raymond James,
Dain Rauscher, Roosevelt Cross, Siebert  Brandford
Shank & Co.  LLC, Wachovia, Merrill Lynch & Co,
Morgan Stanley, Loop Capital,
 Citigroup Global Markets Inc
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 39,822
Issuer New York State Urban Development (5.000%
12/15/2022)
Cusip 650035QD
Bonds $1,500,000
Offering Price $103.56
Spread $0.55
Cost $155,332,500
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 0.21%
Syndicate Members Bank of America, Goldman Sachs,
JPMorgan Securities, DEPFA First Albany,
 KeyBanc Capital Markets Inc, MR Beal & Co,
Prager, Samuel A. Ramirez & Co Inc, Raymond James,
Dain Rauscher, Roosevelt Cross, Siebert Brandford
Shank & Co LLC, Wachovia, Merrill Lynch & Co,
Morgan Stanley, Loop Capital, Citigroup Global
Markets Inc
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 1/9/2009
Issuer New York State Urban Development (5.000%
12/15/2023)
Cusip 650035QE
Bonds $2,250,000.00
Offering Price $103
Spread $0.55
Cost $231,369,750
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 0.48%
Syndicate Members Bank of America, Goldman Sachs,
JPMorgan Securities, DEPFA First Albany,
 KeyBanc Capital Markets Inc, MR Beal & Co,
Prager, Samuel A. Ramirez & Co Inc, Raymond James,
Dain Rauscher, Roosevelt Cross, Siebert Brandford
Shank & Co LLC, Wachovia, Merrill Lynch & Co,
Morgan Stanley, Loop Capital, Citigroup Global
Markets Inc
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 1/14/2009
Issuer Illinois State Highway Authority Senior
Priority Series A-1 (5.000% 1/1/2024)
Cusip 452252CZ
Bonds $14,410,000.00
Offering Price $103.45
Spread $0
Cost $1,490,728,910
Dealer Executing Trade Morgan Stanley And Company
Inc
% of Offering  purchased by firm 1.44%
Syndicate Members Citigroup Global Markets Inc, Loop
Capital, JPMorgan Securities, Morgan Stanley & Co
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 1/20/2009
Issuer Long Island Power Authority Series A
(5.250% 4/1/2021)
Cusip 542690T5
Bonds 10,000,000
Offering Price $104.48
Spread $0.58
Cost $1,044,830,000
Dealer Executing Trade Morgan Stanley And Company
Inc New York
% of Offering  purchased by firm 2.29%
Syndicate Members Citigroup Global Markets Inc,
Goldman Sachs, Bank of America, DEPFA First Albany,
First Southwest Securities, JPMorgan Securities,
Loop Captial, Merrill Lynch & Co, Samuel A. Ramirez
& Co Inc, Dain Rauscher, Roosevelt Cross,
 Siebert  Brandford  Shank & Co.  LLC,
Wachovia, Morgan Stanley
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 2/6/2009
Issuer New York State Dormitory Authority
Education Series A (5.000% 3/15/2024)
Cusip 649902TR
Bonds 5,000,000
Offering Price $105.00
Spread 1
Cost $525,010,000.00
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 0.91%
Syndicate Members Loop Captial, MR Beal & Co,
Barclays Capital, Goldman Sachs, JP Morgan
Securities, Merrill Lynch & Co, Morgan Stanley,
Dain Rauscher, SWS Securities, Sterne Agee,
Citigroup Global Markets Inc
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 2/19/2009
Issuer Georgia State Road and Tollway Authority
Federal Highway Grant Series A (5.000% 6/1/2013)
Cusip 37358MBZ
Bonds 10,000,000
Offering Price $111.45
Spread $0.47
Cost $1,114,480,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.67%
Syndicate Members Citigroup Global Markets Inc,
JPMorgan Securities, Bank of America, Goldman
Sachs, Jackson Securities, Merrill Lynch & Co,
Morgan Keegan, Morgan Stanley, Suntrust Robinson
Humphrey, Synovus Securities, Wachovia, Barclays
Capital
Fund JPMorgan New York Tax Free Bond Fund
Trade Date 1/14/2009
Issuer New York City Transitional  Finance
Authority Fiscal 2009 Series S-3 (5.000%,
1/15/2024)
Cusip 64972HLN
Bonds 1,500,000
Offering Price $100.78
Spread $0.64
Cost $151,171,500
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.23%
Syndicate Members Goldman Sachs, Bank of America,
Barclays Capital, JPMorgan Securities, DEPFA First
Albany, Loop Captial, M.R. Beal & Co, Merrill Lynch
& Co, Prager, Morgan Stanley, Roosevelt Cross,
Samuel A. Ramirez & Co Inc, Siebert Brandforn Shank
& Co LLC, Wachovia, Jackson Securities, Raymond
James, Dain Rauscher, Stifel Nicolas, SWS
Securities, Citigroup Global Markets Inc
Fund JPMorgan New York Tax Free Bond Fund
Trade Date 1/28/2009
Issuer Triborough Bridge and Tunnel Authority
General Series A (5.000% 11/15/2023)
Cusip 89602NTY
Bonds 150000000.00%
Offering Price $103.58
Spread $0.51
Cost $155,373,000
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.46%
Syndicate Members Loop Captial, MR Beal & Co,
Barclays Capital, Goldman Sachs, JPMorgan
Securities, Merrill Lynch & Co, Morgan Stanley,
Dain Rauscher, SWS Securities, Sterne Agee,
Barclays Capital
Fund JPMorgan New York Tax Free Bond Fund
Trade Date 2/6/2009
Issuer New York State Dormitory Authority
Education Series A (5.000% 3/15/2022)
Cusip 649902TN
Bonds 5,000,000
Offering Price $108.22
Spread $0.53
Cost $541,100,000
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 0.91%
Syndicate Members Loop Captial, MR Beal & Co,
Barclays Capital, Goldman Sachs, JP Morgan
Securities, Merrill Lynch & Co, Morgan Stanley,
Dain Rauscher, SWS Securities,
 Sterne Agee, Citigroup Global Markets Inc